EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                               TO EXCHANGE SHARES
               OF THE 10 1/2% SERIES C CONVERTIBLE PREFERRED STOCK
                        (THE "SERIES C PREFERRED STOCK")
                                       OF
                                  CD RADIO INC.

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THE EXCHANGE OFFER WILL EXPIRE AT 11:59, NEW YORK CITY TIME ON [         , 1999]
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF SERIES C PREFERRED STOCK
MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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       To tender, this Letter of Transmittal should be delivered only to:
                IBJ SCHRODER BANK & TRUST COMPANY, EXCHANGE AGENT
Facsimile Transmission:
(212) 858-2611

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           By Mail:                  Overnight Delivery:                      By Hand:
         P.O. Box 84                   1 State Street                      1 State Street
    Bowling Green Station          New York, New York 10004            New York, New York 10004
New York, New York 10274-0084     Attn.: Reorganization Dept.         Attn.: Reorganization Dept.
 Attn.: Reorganization Dept.   Securities Processing Window SC-1   Securities Processing Window SC-1

         To confirm receipt of this Letter of Transmittal, please call:
                                 (212) 858-2103

                The Information Agent for the Exchange Offer is:
                              D.F. King & Co., Inc.
                                  77 Water St.
                            New York, New York 10005
                                 (212) 269-5550

                                       or
                          Call Toll-Free (800) 326-3066

         Any questions concerning the Exchange Offer or requests for additional copies of this Letter of Transmittal may be directed to the Information Agent.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated December __, 1999 (the "Prospectus") of CD Radio Inc. (the "Company") and this Letter of Transmittal, which together describe the Company's offer to exchange (the "Exchange Offer") up to __________ shares of its Common Stock, par value $.001 per share (the "Common Stock"), for up to all of the outstanding shares of its Series C Preferred Stock at an exchange ratio of _______ shares of Common Stock for each share of the Series C Preferred Stock. As of December __, 1999, there were ____________ shares of Common Stock and ____________ shares of Series C Preferred Stock issued and outstanding.

         The undersigned has checked the appropriate boxes below and has signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR THE EXCHANGE AGENT AT THE ADDRESSES AND TELEPHONE NUMBERS SET FORTH ABOVE.


         List below the shares of the Series C Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and/or the number of shares of the Series C Preferred Stock tendered should be listed on a separate signed schedule affixed hereto.

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                                     DESCRIPTION OF SHARES OF SERIES C PREFERRED STOCK TENDERED
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       NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     SHARES OF SERIES C PREFERRED STOCK TENDERED
                  (PLEASE FILL IN, IF BLANK)                             (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
                              (1)                                       (2)                      (3)                    (4)
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
                                                                                            TOTAL NUMBER
                                                                                              OF SHARES              NUMBER OF
                                                                                             REPRESENTED              SHARES
                                                                    CERTIFICATE                  BY                TENDERED+ (IF
                                                                     NUMBER(S)*           CERTIFICATE(S)*+        LESS THAN ALL)
                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
                                                                       TOTAL
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

*Need not be completed by book-entry holders.
+Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares of Series C Preferred Stock.

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         This Letter of Transmittal is to be used either if certificates of shares of the Series C Preferred Stock are to be forwarded herewith or if delivery of shares of the Series C Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Tender Procedure" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

[ ] CHECK HERE IF TENDERED SHARES OF SERIES C PREFERRED STOCK ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SHARES OF SERIES C PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ..................................................

Book-Entry Transfer Facility:  The Depository Trust Company


Account No........................  Transaction Code No.........................

Date Tendered ..................................................................

[ ] CHECK HERE IF TENDERED SHARES OF SERIES C PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) ...........................................................

Date of Execution of Notice of Guaranteed Delivery .............................

Name of Institution that Guaranteed Delivery....................................

If delivery is by book-entry transfer, specify the account number of the Book-Entry Transfer Facility and transaction code number.

Book-Entry Transfer Facility:  The Depository Trust Company


Account No........................  Transaction Code No.........................

Date Tendered ..................................................................

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
         THERETO:

Name ...........................................................................

Address ........................................................................

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company the number of shares of Series C Preferred Stock indicated above upon the terms and subject to the conditions set forth in the Prospectus (receipt of which is hereby acknowledged) and in this Letter of Transmittal, both of which together constitute the Company's offer (the "Exchange Offer") to exchange Common Stock for shares of Series C Preferred Stock properly tendered.

         Subject to, and effective upon, the acceptance for exchange of the shares of the Series C Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of the Series C Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company, in connection with the Exchange Offer) to cause the shares of Series C Preferred Stock to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of the Series C Preferred Stock and to acquire shares of the Common Stock issuable upon the exchange of such tendered shares of the Series C Preferred Stock, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered shares of the Series C Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered shares of the Series C Preferred Stock or transfer ownership of such shares of the Series C Preferred Stock on the account books maintained by the book-entry transfer facility.

         The undersigned understands that tenders of shares of Series C Preferred Stock pursuant to the procedures described in the Prospectus under the heading "The Exchange Offer--Tender Procedure" and in the instructions hereto constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions described in the Prospectus.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, at any time and from time to time, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the shares of Series C Preferred Stock tendered hereby and, in such event, the shares of Series C Preferred Stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         The name(s) and address(es) of the registered holder(s) should be printed above under "Description of Shares of Series C Preferred Stock Tendered," if not already printed thereunder, exactly as they appear on the shares of the Series C Preferred Stock tendered hereby. The certificate number(s) and the number of shares of the Series C Preferred Stock to which this Letter of Transmittal relates, together with the number of shares of the Series C Preferred Stock that the undersigned wishes to tender, should be indicated in the appropriate boxes above under "Description of Shares of Series C Preferred Stock Tendered."

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. A tender of shares of Series C Preferred Stock made pursuant to the Exchange Offer may not be withdrawn after the Expiration Date. A purported notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedure set forth in the Prospectus under the heading "The Exchange Offer--Withdrawal Rights."

         Certificates for all shares of Common Stock delivered in exchange for tendered shares of Series C Preferred Stock and any shares of Series C Preferred Stock delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

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                                                      TENDERING HOLDER(S) SIGN HERE
                                               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
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 ....................................................................  ..............................................................
                       Signature of Holder                                       Signature of Holder (if more than one)
Dated: ......................................................, 199..

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Series C Preferred Stock. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Names(s):                                                             Address:
 ....................................................................  ..............................................................

 ....................................................................  ..............................................................
                          (Please Print)

                                                                      ..............................................................
                                                                                              (Include Zip Code)

Capacity (full title):                                                Area Code and
                                                                      Telephone Number: ............................................
 ....................................................................
                                                                      Taxpayer Identification No. ..................................

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                                        5

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

         Certificates for all physically delivered shares of Series C Preferred Stock or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of shares of Series C Preferred Stock tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein at any time prior to the Expiration Date (as defined in the Prospectus).

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SHARES OF SERIES C PREFERRED STOCK AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR CERTIFICATES FOR SHARES OF SERIES C PREFERRED STOCK SHOULD BE SENT TO THE COMPANY.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of Series C Preferred Stock for exchange.

2.       PARTIAL TENDERS; WITHDRAWALS.

         If fewer than all of the shares of Series C Preferred Stock evidenced by a submitted certificate are tendered, the tendering holder should fill in the number of shares tendered in the column entitled "Number of Shares Tendered." A newly issued certificate for the shares of Series C Preferred Stock submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All shares of Series C Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

         Tenders of Series C Preferred Stock pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date at any of its addresses set forth herein, and with respect to a facsimile transmission, must be confirmed by telephone and an original delivered by guaranteed overnight delivery. Any such notice of withdrawal must specify the person named in this Letter of Transmittal as having tendered the shares of Series C Preferred Stock be withdrawn, the certificate numbers of the shares of Series C Preferred Stock to be withdrawn, a statement that such holder is withdrawing his election to have such shares of Series C Preferred Stock exchanged, and the name of the registered holder of such shares of Series C Preferred Stock, and must be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the shares of Series C Preferred Stock being withdrawn. The Exchange Agent will return the properly withdrawn shares of Series C Preferred Stock promptly following receipt of notice of withdrawal. If shares of Series C Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn shares of

Series C Preferred Stock or otherwise comply with the book-entry transfer procedure. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3.       SIGNATURE ON THIS LETTER OF TRANSMITTAL WRITTEN INSTRUCTION AND
         ENDORSEMENTS.

         If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series C Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the shares of Series C Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of shares of Series C Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of Series C Preferred Stock.

         When this Letter of Transmittal is signed by the registered holders or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the shares of Series C Preferred Stock) of shares of Series C Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal or any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

4.       TRANSFER TAXES.

         The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of Series C Preferred Stock to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of shares of Series C Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the certificates representing shares of Series C Preferred Stock listed in this Letter of Transmittal.

5.       WAIVER OF CONDITIONS.

         The Company reserves the right to waive in its reasonable judgment, in whole or in part, at any time and from time to time, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.       MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES.

         Any holder whose certificates representing shares of Series C Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth above for further instructions.

7.       IRREGULARITIES.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Series C Preferred Stock will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any shares of Series C Preferred Stock not properly tendered or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Series C Preferred Stock. Unless waived, any defects or irregularities in connection with tenders of shares of Series C Preferred Stock for exchange must be cured within such reasonable period of time as the Company will determine. None of the Company, the Information Agent, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

8.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Information Agent or the Exchange Agent at the addresses and telephone numbers set forth above.

         IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates representing shares of Series C Preferred Stock or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
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                                              PAYOR'S NAME: CD RADIO INC.
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
                                   Name (see Specific Instructions following):

                                   .................................................................................................
                                   Business name, if different from above (see Specific Instructions following):

                                   .................................................................................................
                                   PART 1--PLEASE PROVIDE YOUR TIN IN
                                   THE BOX AT RIGHT AND CERTIFY BY                TIN:..............................................
SUBSTITUTE                         SIGNING AND DATING BELOW                                     Social Security Number or
FORM W-9                                                                                     Employer Identification Number
DEPARTMENT OF TREASURY
INTERNAL REVENUE SERVICE

PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION            PART 2--TIN APPLIED FOR [ ]
NUMBER ("TIN") AND                 CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
CERTIFICATION                      (1)  the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).
                                   (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                        that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,
                                        and
                                   (3)  any other information provided on this form is true and correct.

                                   SIGNATURE:................................................. DATE ................................

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
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         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 2 OF SUBSTITUTE FORM W-9

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ...........................................  ...................................
               Signature                                    Date

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                                        9

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

         Purpose of Form. A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number ("TIN") to report, for instance, income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. For individuals, the TIN is generally a social security number ("SSN"). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

         Note: If a requester gives you a form other than a W-9 that is substantially similar to a Form W-9 to request your TIN, you must use the requester's form.

         How to Obtain a TIN. If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or get either Form W-7, Application for IRS Individual TIN (for use by individuals who are not U.S. citizens, nationals, or permanent residents), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office or by calling the IRS at 1-800-TAX-FORM (1- 800-829-3676).

         To complete Form W-9 if you do not have a TIN, write "Applied For" in the space for the TIN in Part 1 (or check the box in Part 2 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment, but in any case, within 60 calendar days. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

         Note: Writing "Applied For" (or checking the box in Part 2 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

         As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

         What is Backup Withholding? Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

         If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

         1. You do not furnish your TIN to the requester, or

         2. The IRS notifies the requester that you furnished an incorrect TIN, or

         3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

         4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for, reportable interest and dividend accounts opened after 1983 only), or

         5. You do not certify your TIN when required. See Signing the Certification under Specific Instructions, below.

         Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Specific Instructions, below, if you are an exempt payee.

         Payees and Payments Exempt From Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except certain corporations that provide medical and health care services or bill and collect payments for such services are not exempt from backup withholding or information reporting. Only payees described in item (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

         (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (15) A trust exempt from tax under section 664 or described in section 4947.

         Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

         o Payments to nonresident aliens subject to withholding under section 1441.

         o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

         o Payments of patronage dividends not paid in money.

         o Payments made by certain foreign organizations.

         o Section 404(k) payments made by an ESOP.

         Payments of interest generally not subject to backup withholding include the following:

         o Payments of interest on obligations issued by individuals.

         Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

         o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

         o Payments described in section 6049(b)(5) to nonresident aliens.

         o Payments on tax-free covenant bonds under section 1451.

         o Payments made by certain foreign organizations.

         o Mortgage interest paid to you.

         Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the applicable regulations.

PENALTIES

         Failure To Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

         Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you will be subject to a $500 penalty.

         Criminal Penalty for Falsifying Information. If you willfully make a false certification, then, in addition to any other penalty provided by law, upon conviction thereof, you will be fined or imprisoned or both.

         Misuse of TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

         Name. If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

         If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part 1 of the form.

         If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

         With respect to other entities, you should enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

Signing the Certification.

                  1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

                  2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

                  3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

                  4. Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

                  5. Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, Cancellation of Debt, or IRA Contributions. You are required to furnish your correct TIN, but you are not required to sign the certification.

         Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, certify your taxpayer identification number on
Part 2 of the form, write "EXEMPT" on the face of the form, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

         TIN "Applied For." Follow the instructions under "How To Obtain a TIN" above, and sign and date this form.

         Signature. For a joint account, only the person whose TIN is shown in
Part 1 should sign.

         Privacy Act Notice. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER


             For this type of account:                                            Give name and SSN of:
             -------------------------                                            ---------------------
1.    Individual                                                      The individual
2.    Two or more individuals (joint account)                         The actual owner of the account or, if combined
                                                                      funds, the first individual on the account(1)
3.    Custodian account of a minor (Uniform Gift to Minors Act)       The Minor(2)
4.    a. The usual revocable savings trust (grantor is also
         trustee)                                                     The grantor-trustee(3)
      b. So-called trust account that is not a legal or valid
         trust under state law                                        The actual owner(3)
5.    Sole proprietorship                                             The owner(4)

             For this type of account:                                            Give name and EIN of:
             -------------------------                                            ---------------------
6.    Sole proprietorship                                             The owner(4)
7.    A valid trust, estate, or pension trust                         Legal entity(5)
8.    Corporate                                                       The corporation
9.    Association, club, religious, charitable, educational,
      or other tax-exempt organization                                The organization
10.   Partnership                                                     The partnership
11.   A broker or registered nominee                                  The broker or nominee
12.   Account with the Department of Agriculture in the name
      of a public entity (such as a state or local government,
      school district, or prison) that receives agricultural
      program payments                                                The public entity

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

----------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2)   Circle the minor's name and furnish the minor's SSN.
(3) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(4) Show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)